                                                                   Exhibit 3.101

                                 STATE OF MAINE

                                     [LOGO]

                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.

[SEAL]

     IN TESTIMONY WHEREOF, I have caused the Great Seal of the State of Maine to be hereunto affixed. Given under my hand at Augusta, Maine, June 17, 2002.


                                                 /s/ Dan Gwadosky
                                           ----------------------------
                                                   DAN GWADOSKY
                                                SECRETARY OF STATE

[LOGO]                                          File No. 19980957 D Pages 3
              DOMESTIC                          Fee Paid $  105.00
        BUSINESS CORPORATION                    DCN   1973291400016 ARTI
                                                -----------FILED--------------
           STATE OF MAINE                             11/25/1997

      ARTICLES OF INCORPORATION                   /s/ Nancy B. Kelleher
                                                ---------------------------
                                                  Deputy Secretary of State
    (Check box only if applicable)
/ / This is a professional service        A TRUE COPY WHEN ATTESTED BY SIGNATURE
    corporation formed pursuant to 13
    MRSA Chapter 22.                            ---------------------------
                                                 Deputy Secretary of State

                                                          1197330/000/00/008.000

Pursuant to 13-A MRSA Section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:

FIRST: The name of the corporation is Pine Tree Waste Services of Maine, Inc. and its principal business location in Maine is Bangor, Maine
          ----------------------------------------------------------------------
                         (physical location - street (not P.O. Box), city ,state
                             and zip code)

SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be:

             Bruce A. Coggeshall
          ----------------------------------------------------------------------
                                           (name)
             One Monument Square, Portland, Maine 04101
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                          (mailing address if different from above)

   THIS FORM MUST BE ACCOMPANIED BY FORM MBCA-18A (ACCEPTANCE OF APPOINTMENT AS CLERK Section 304.2-A.).

THIRD:    ("X" one box only)

  /X/ A.  1. The number of directors constituting the initial board of directors of the corporation is 3 (See Section 703.1.A.)

          2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                       NAME                                  ADDRESS

            -------------------------           --------------------------------

            -------------------------           --------------------------------

            -------------------------           --------------------------------

          3. The board of directors /X/ is / / is not authorized to increase or decrease the number of directors.

          4. If the board is so authorized, the minimum number, if any, shall be 1 directors, (See Section 703.1.A.) and the maximum number, if any, shall be 7 directors.

  / / B. There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See Section 701.2.)

FOURTH:  ("X" one box only)

/X/ There shall be only one class of shares (title of class) Common Stock Par Value of each share (if none, so state) $.01 Number of shares authorized 100

/ /  There shall be two or more classes of shares. The information required by
     Section 403 concerning each such class is set out in Exhibit ___ attached hereto and made a part hereof.

                                     SUMMARY

The aggregate par value of all authorized shares (of all classes) HAVING A PAR VALUE is $ 1.00

The total number of authorized shares (of all classes) WITHOUT PAR VALUE is _______________ shares

FIFTH: ("X" one box only) Meetings of the shareholders /X/ may / / may not be held outside of the State of Maine.

SIXTH:    ("X" if applicable) /X/ There are no preemptive rights.

SEVENTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit _____ attached hereto and made a part hereof.

INCORPORATORS                             DATED November 24, 1997

/s/ Bruce A. Coggeshall                   Street 336 Ocean House Road
---------------------------------------         --------------------------------
            (signature)                               (residence address)

     Bruce A. Coggeshall                          Cape Elizabeth, ME 04107
---------------------------------------   --------------------------------------
       (type or print name)                      (city, state and zip code)

                                          Street
---------------------------------------         --------------------------------
            (signature)                               (residence address)

---------------------------------------   --------------------------------------
       (type or print name)                      (city, state and zip code)

                                          Street
---------------------------------------         --------------------------------
            (signature)                               (residence address)

---------------------------------------   --------------------------------------
       (type or print name)                      (city, state and zip code)

FOR CORPORATE INCORPORATORS*

Name of Corporate Incorporator
                               -------------------------------------------------

By                                        Street
  -------------------------------------         --------------------------------
        (signature of officer)                    (principal business location)

---------------------------------------   --------------------------------------
     (type or print name and capacity)             (city, state and zip code)


--------------------------------------------------------------------------------
* ARTICLES ARE TO BE EXECUTED AS FOLLOWS:
If a corporation is an incorporator (Section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation, not the person signing the articles, certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-6 Rev. 9/97                    TEL. (207) 287-4195

                                     [LOGO]

                                    DOMESTIC
                              BUSINESS CORPORATION

                                 STATE OF MAINE

                            ACCEPTANCE OF APPOINTMENT
                                   AS CLERK OF

                     PINE TREE WASTE SERVICES OF MAINE, INC.
                     (name of domestic business corporation)

Pursuant to 13-A MRSA Section 304.2-A, the undersigned hereby accepts the appointment as clerk for the above named domestic business corporation:

CLERK                                           DATED  November 24, 1997

/s/ Bruce A. Coggeshall                           Bruce A. Coggeshall
----------------------------------------        --------------------------------
            (signature)                              (type or print name)

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-18A 97                            TEL. (207) 287-4195

[LOGO]
                                            Filing Fee $20.00
   BUSINESS CORPORATION
                                            File No. 19961590 D Pages 1
      STATE OF MAINE                        FEE PAID $  20.00
                                            DCN   1973291400015 RESD
PROOF OF RESOLUTION ALLOWING                -----------FILED--------------
    USE OF SIMILAR NAME                           11/25/1997

                                                  /s/ Nancy B. Kelleher
                                                ---------------------------
                                                 Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

    Pine Tree Waste Inc.
--------------------------------------
(Name of Corporation Allowing Similar Name)
                                            ----------------------------
                                              Deputy Secretary of State

                                                          1197330/000/00/007.000

Pursuant to 13-A MRSA Section 301.1.B., the undersigned corporation executes and delivers for filing this proof of resolution:

FIRST: The above-named corporation by such resolution hereby grants the use of the following similar name

            Pine Tree Waste Services of Maine, Inc.
          --------------------------------------------------------------------
          to Pine Tree Waste Services of Maine, Inc.
             -----------------------------------------------------------------
                                 (requestor of similar name)

SECOND:   ("X" one box only) The resolution was authorized by

               /X/ the board of  directors  OR   / / the shareholders, there
                                                     being no board of directors

THIRD: The address of the registered office of the corporation allowing similar name in the State of Maine is

            14 Maine Street, Brunswick, Maine 04011
          ----------------------------------------------------------------------
                       (street, city, state and zip code)

DATED  November 21, 1997                    *By   /s/ Oscar Wilkins
                                                --------------------------------
                                                         (signature)

      MUST BE COMPLETED FOR VOTE                Oscar Wilkins, President and
           OF SHAREHOLDERS                       Director*/shareholder
-------------------------------------        -----------------------------------
I certify that I have custody of the          (type or print name and capacity)
minutes showing the above action by
        the shareholders.

                                            *By   /s/ Gordon Hurtubise
                                                --------------------------------
                                                         (signature)

                                                Gordon Hurtubise, Vice President
                                                 and Director*/shareholder
                                             -----------------------------------

                                              (type or print name and capacity)
-------------------------------------            * being a majority of the
  (signature of clerk, secretary or                Directors and shareholders
    asst. secretary)

-------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president and the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-15 Rev. 96                     TEL. (207) 287-4195

[LOGO]
                                           Minimum Fee $80 (See Section 401
                                                 sub-section 17)
               DOMESTIC
          BUSINESS CORPORATION                File No. 19980957 D PAGES 5
                                              File No. 19961590 D
             STATE OF MAINE                   Fee Paid $  80.00
                                              DCN   1973371600012 MERG
           ARTICLES OF MERGER                 -----------FILED--------------
                                                      12/03/1997

          Pine Tree Waste, Inc.                  /s/ Nancy B. Kelleher
------------------------------------------   ----------------------------
          (A Maine Corporation)                Deputy Secretary of State

                   INTO
                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE
  Pine Tree Waste Services of Maine, Inc.
------------------------------------------    ----------------------------
           (A Maine Corporation)               Deputy Secretary of State

                                                          1197338/000/00/052.000

Pursuant to 13-A MRSA Section 903, the board of directors of each participating corporation approve and the undersigned corporations, adopt the following Articles of Merger:

FIRST: The plan of merger is set forth in Exhibit A attached hereto and made a part hereof.

SECOND: As to each participating corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan, are as follows:

         Name of            Number of Shares   Number of Shares     NUMBER         NUMBER
       Corporation            Outstanding      Entitled to Vote    Voted For    Voted Against
-------------------------   ----------------   ----------------    ---------    -------------
Pine Tree Waste Services           100                100             100           0
  of Maine, Inc.
Pine Tree Waste, Inc.              100                100             100           0

THIRD: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

            Name of      Designation    Number of Shares      NUMBER         NUMBER
          Corporation      of Class        Outstanding       Voted For    Voted Against
          -----------    -----------    ----------------     ---------    -------------

 (INCLUDE THE FOLLOWING PARAGRAPH IF THE MERGER WAS AUTHORIZED WITHOUT THE VOTE
   OF THE SHAREHOLDERS OF THE SURVIVING CORPORATION. OMIT IF NOT APPLICABLE.)

FOURTH: The plan of merger was adopted by the participating corporation which is to become the surviving corporation in the merger without any vote of its shareholders, pursuant to section 902, subsection 5. The number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class to be issued or delivered pursuant to the plan of merger of the surviving corporation are set forth as follows:

                             Number of Shares Outstanding    Number of Shares to Be Issued
          Designation of    Immediately Prior to Effective   Or Delivered Pursuant to the
               Class                Date of Merger                     Merger
          --------------    ------------------------------   -----------------------------

FIFTH: The address of the registered office of the surviving corporation in the State of Maine is
            One Monument Square, Portland, Maine 04101
          ----------------------------------------------------------------------
                          (street, city, state and zip code)

          The address of the registered office of the merged corporation in the State of Maine is 14 Maine Street, Brunswick, Maine 04011
                            ----------------------------------------------------
                       (street, city, state and zip code)

SIXTH: Effective date of the merger (if other than date of filing of Articles) is December 3, 1997

           (NOT TO EXCEED 60 DAYS FROM DATE OF FILING OF THE ARTICLES)

DATED December 3, 1997                   Pine Tree Waste Services of Maine, Inc.
                                         --------------------------------------
                                                   (surviving corporation)

         MUST BE COMPLETED FOR VOTE          *By  /s/ James W. Bohlig
               OF SHAREHOLDERS                    ------------------------------
                                                          (signature)

I certify that I have custody of the minutes      James  W. Bohlig, President
showing the above action by the shareholders.  ---------------------------------
                                               (type or print name and capacity)

Pine Tree Waste Services of Maine, Inc       *By  /s/ Bruce A. Coggeshall
--------------------------------------            ------------------------------
         (name of corporation)                            (signature)

      /s/ Bruce A. Coggeshall                     Bruce A. Coggeshall, Clerk
------------------------------------------     ---------------------------------
  (signature of clerk, secretary or asst.      (type or print name and capacity)
               secretary)

     Bruce A. Coggeshall, Clerk

DATED December 3, 1997                           Pine Tree Waste, Inc.
      -----------------------                  ---------------------------------
                                                     (merged corporation)

         MUST BE COMPLETED FOR VOTE          *By  /s/ Oscar M. Wilkins
               OF SHAREHOLDERS                    ------------------------------
                                                          (signature)

I certify that I have custody of the minutes      Oscar M. Wilkins, President
showing the above action by the shareholders.  ---------------------------------
                                               (type or print name and capacity)

Pine Tree Waste, Inc.                        *By  /s/ John Moncure
--------------------------------------            ------------------------------
        (name of corporation)                             (signature)

            /s/ John Moncure                         John Moncure, Clerk
------------------------------------------     ---------------------------------
  (signature of clerk, secretary or asst.      (type or print name and capacity)
                secretary)

   John Moncure, Clerk

-------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                 TEL. (207) 287-4195
FORM NO. MBCA-10 Rev. 96

                                                                  EXECUTION COPY

                            JOINT PLAN OF MERGER AND
                           AGREEMENT OF MERGER BETWEEN
                            PINE TREE WASTE, INC. AND
                     PINE TREE WASTE SERVICES OF MAINE, INC.
                  WITH PINE TREE WASTE SERVICES OF MAINE, INC.
                            AS SURVIVING CORPORATION

          WHEREAS, PINE TREE WASTE SERVICES OF MAINE, INC., hereinafter called "PTW-ME" or the surviving corporation, is a Maine corporation, with its principal place of business at 1 Freedom Park, Bangor, Maine 04401 is authorized to issue one hundred shares (100) shares of common stock having a par value of one cent ($.01), of which one hundred (100) shares are outstanding and are legally owned by Casella Waste Systems, Inc., a Delaware Corporation with a principal place of business at 25 Greens Hill Lane, Rutland, Vermont 05702; and

          WHEREAS, PINE TREE WASTE, INC. hereinafter called "PTW", is a Maine corporation, with its principal place of business at 33 Rigby Road, South Portland, Maine 04116; and is authorized to issue two thousand (2,000) shares of common stock having no par value, of which 100 shares are outstanding and are legally owned by Gordon L. Hurtubise (45 shares), Oscar M. Wilkins (45 shares) and William H. Hoops (10 shares); and

          WHEREAS, it is desirable for the benefit of both corporations and their shareholders that the properties, businesses and assets and liabilities of the two corporations be combined into one surviving corporation, which shall be PTW-ME.

          NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, the corporations hereto, in accordance with the applicable provisions of the laws of the State of Maine (13-A M.R.S.A. 903) and by the written consent of their respective shareholders, do hereby agree as follows:

          1. PTW shall merge with and into PTW-ME and PTW-ME does hereby merge PTW with and into itself. On and after the effective date of this contemplated merger:

          (a) PTW-ME shall be the surviving corporation and shall continue to exist as a domestic corporation under the laws of the State of Maine, with all of the rights and obligations of such surviving domestic corporation as provided by the Maine Business Corporation Law.

          (b) PTW, pursuant to the Maine Business Corporation Law shall cease to exist (except as otherwise provided for specific purposes in such law) and its property shall become the property of PTW-ME as the surviving corporation.

                                                                  EXECUTION COPY

          2. The Articles of Incorporation, and the Bylaws of PTW-ME shall continue as the Articles of Incorporation and Bylaws of the surviving corporation.

          3. The Directors of PTW-ME effective as of the filing of this Agreement shall be:

               John W. Casella
               James W. Bohlig
               Douglas R. Casella
               Gordon L. Hurtubise
               Oscar M. Wilkins

          4. The common shares of PTW outstanding on the effective date of the merger shall thereupon, without further action, become null and void, and all PTW Shareholders shall be paid an equivalent value in shares of common stock of Casella Waste Systems, Inc., the parent corporation of PTW-ME, without the issuance or exchange of new shares or share certificates, pursuant to the terms and conditions set forth in the Agreement and Plan of Reorganization of Casella Waste Systems, Inc., Sawyer Environmental Services, PTW-ME, PTW, Gordon L. Hurtubise, Oscar M. Wilkins, and William H. Hoops dated as of December 1, 1997.

          5. All authorized and outstanding shares of PTW, such shares being owned in their entirety by Gordon L. Hurtubise, Oscar M. Wilkins, and William
H. Hoops, and all rights in respect thereof, shall be canceled forthwith on the effective date of the merger, and the certificates representing such shares shall be surrendered and canceled.

          6. This Plan and Agreement of Merger shall be submitted to the Directors of PTW for approval as required by the laws of the State of Maine. If and when such required approval is obtained, the proper officers of each corporation shall and are hereby authorized and directed to perform all such further acts and execute and deliver to the proper authorities for filing all documents, as the same may be necessary or proper to render effective the merger contemplated by this Plan and Agreement.

          7. Notwithstanding any of the provisions of this Plan and Agreement, the Directors of PTW and PTW-ME at any time prior to the effective date of the merger herein contemplated, and for any reason each Board may deem sufficient and proper in their own discretion, shall have the power and authority to abandon and refrain from making effective the contemplated merger as set forth herein; in which case this Plan and Agreement shall thereby be canceled and become null and void.

                                                                  EXECUTION COPY

          8. This Plan and Agreement of Merger shall be effective on December 3, 1997 or at such time as Articles of Merger are prepared and filed with the office of the Secretary of State pursuant to the provisions of Section 905 of Title 13(a) M.R.S.A., whichever shall occur later.

          IN WITNESS WHEREOF, PTW and PTW-ME have caused this Agreement to be executed in their corporate names by their respective corporate officers, hereunto duly authorized, this 1st day of December, 1997.

WITNESS:                                    PINE TREE WASTE, INC.


/s/ [ILLEGIBLE]                             By: /s/ Oscar M. Wilkins
--------------------------------               ---------------------------------
                                            Name: Oscar M. Wilkins
                                            Title: Its President
                                            Hereunto Duly Authorized


WITNESS:                                    PINE TREE WASTE
                                            SERVICES OF MAINE, INC.

/s/ [ILLEGIBLE]                             By: /s/ James W. Bohlig
--------------------------------               ---------------------------------
                                            Name: James W. Bohlig
                                            Title: Its President
                                            Hereunto Duly Authorized

[LOGO]


                                       Minimum Fee $35 (See Section 1401

               DOMESTIC                  sub-Section 15)
         BUSINESS CORPORATION            File No. 19980957 D Pages 3
                                         Fee Paid $ 35.00
            STATE OF MAINE               DCN 1973371600013 LNME
                                         -----------FILED----------
                                               12/03/1997
         ARTICLES OF AMENDMENT
                                                 /s/ Nancy B. Kelleher
  (Shareholders Voting as One Class)          ---------------------------
                                               Deputy Secretary of State

                                                          1197338/000/00/053.000

                                         A TRUE COPY WHEN ATTESTED BY SIGNATURE

Pine Tree Waste Services of Maine, Inc.
---------------------------------------        -------------------------
         (Name of Corporation)                 Deputy Secretary of State

Pursuant to 13-A MRSA SECTIONS 805 and 807, the undersigned corporation adopts these Articles of Amendment:


FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) December 3, 1997
          ("X" one box only)

            / / as a meeting legally called and held  OR /X/ by unanimous written consent

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

              Number of Shares Outstanding      NUMBER         NUMBER
                  and Entitled to Vote         Voted For    Voted Against
              ----------------------------     ---------    -------------
                          100                     100             0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

              Class     Series (If Any)    Number of Shares   Par Value (If Any)
            --------  ------------------  ------------------  ------------------


          The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $_____________________

          The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is_______________________shares

SIXTH:    The address of the registered office of the corporation in the
          State of Maine is One Monument Square, Portland, Maine 04101
                            ----------------------------------------------------
                                 (street, city, state and zip code)

                                         Pine Tree Waste Services of Maine, Inc.

DATED December 3, 1997                   *By: /s/ James W. Bohlig
      ----------------------                 ----------------------------------
                                                       (signature)

         MUST BE COMPLETED FOR VOTE          James W. Bohlig, President
              OF SHAREHOLDERS                -----------------------------------
                                             (type or print name and capacity)

  I certify that I have custody of the   *By: /s/ Bruce A. Coggeshall
minutes showing the above action by the      -----------------------------------
             shareholders.                              (signature)

                                             Bruce A. Coggeshall, Clerk
                                             -----------------------------------
                                             (type or print name and capacity)
 /s/ Bruce A. Coggeshall
--------------------------------------
 (signature of clerk, secretary or
        asst. secretary)
   Bruce. A. Coggeshall, Clerk

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles to provide. For vote necessary for adoption see Section 805.

-------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                 TEL. (207) 287-4195

FORM NO. MBCA-9 Rev.96

                                    EXHIBIT A

          In accordance with Title 13-A, M.R.S.A., Section 620(2), and 13-A, M.R.S.A., Section 805(5), John W. Casella, President, Secretary and Treasurer of Casella Waste Systems, Inc., being the sole shareholder of Pine Tree Waste Services of Maine, Inc. and being the sole owner of all outstanding shares and entitled to vote thereon, consent to the change of Articles of Incorporation by amendment thereto changing the name of the corporation from Pine Tree Waste Services of Maine, Inc. to Pine Tree Waste, Inc. effective as of December 3, 1997.

          John W. Casella as President, Secretary and Treasurer of Casella Waste Systems, Inc. hereby authorizes the filing of this consent as part of the corporate records with the Clerk of the Corporation and with the Secretary of State, Corporation Division, for the State of Maine.

Dated:  November 28, 1997                         CASELLA WASTE SYSTEMS, INC.

                                                  BY:  /s/ John W. Casella
                                                     ---------------------------
                                                     John W. Casella,
                                                     President, Secretary and
                                                     Treasurer, Duly Authorized

                                        Filing Fee $20.00
                                          File No. 19972560 D Pages 1
           BUSINESS CORPORATION           Fee Paid $ 20
                                          DCN 2000191400002 RESO
              STATE OF MAINE              --------FILED-----------
                                                01/11/2000

       PROOF OF RESOLUTION ALLOWING
            USE OF SIMILAR NAME                    /s/ Julie L. Flynn
                                               ---------------------------
                                                Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

 EQUIPTECH LIQUIDATING, INC.
-------------------------------------
(Name of Corporation Allowing Similar
                 Name)
                                                -------------------------
                                                Deputy Secretary of State

Pursuant to 13-A MRSA Section 301.1.B., the undersigned corporation executes and delivers for filing this proof of resolution:

FIRST: The above-named corporation by such resolution hereby grants the use of the following similar name

                      Equiptech
          ----------------------------------------------------------------------
          to          Pine Tree Waste, Inc.
            --------------------------------------------------------------------
                           (requestor of similar name)

SECOND:   ("X" one box only) The resolution was authorized by

          /X/ the board of directors OR   / / the shareholders, there being no
                                              board of directors

THIRD: The address of the registered office of the corporation allowing similar name in the State of Maine is

           113 Anthoine St. South Portland ME 04106
          ----------------------------------------------------------------------
                       (street, city, state and zip code)

DATED November 1, 1999                       *By /s/ Bernadette A. Bolduc
      -------------------------             ------------------------------------
      MUST BE COMPLETED FOR VOTE                      (signature)
           OF SHAREHOLDERS

I certify that I have custody of the        Bernadette A. Bolduc, Clerk
  minutes showing the above action          ------------------------------------
         by the shareholders.                (type or print name and capacity)

   /s/ Bernadette A. Boldue               By
---------------------------------           ------------------------------------
(signature of clerk, secretary or                     (signature)
          asst. secretary)

                                            ------------------------------------
                                             (type or print name and capacity)

-------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                 TEL. (207) 287-4195
FORM NO. MBCA-15 Rev.96

[LOGO]

                                        Filing Fee $105.00
            BUSINESS CORPORATION           File No. 19980957 D Pages 2
                                           Fee Paid $ 105
                                           DCN  2000191400003  ANME
                                           --------FILED-------------
               STATE OF MAINE                   01/11/2000


           STATEMENT OF INTENTION                   /s/ Julie L. Flynn
               TO DO BUSINESS                   ---------------------------
           UNDER AN ASSUMED NAME                 Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE
           PINE TREE WASTE, INC.,
       ------------------------------            -------------------------
           (Name of Corporation)                 Deputy Secretary of State

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation(incorporated under the laws of the State of Maine), gives notice of its intention to do business in this state under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of Equiptech
          ----------------------------------------------------------------------


                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is One Monument Square, Portland, Maine 04101
                      ----------------------------------------------------------
                       (street, city, state and zip code)

DATED: January 10, 2000                     *By   /s/ Bruce A. Coggeshall
       -----------------------                 ---------------------------------
                                                          (signature)

                                                  Bruce A. Coggeshall, Clerk
                                               ---------------------------------
                                               (type or print name and capacity)

                                            *By
                                               ---------------------------------
                                                          (signature)

                                               ---------------------------------
                                               (type or print name and capacity)

--------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 287-4195
FORM NO. MBCA-5 Rev.96

                                            Filling Fee $20.00
       BUSINESS CORPORATION                    File No. 19930578 D Pages 1
                                               Fee Paid $ 20
                                               DCN    2000191400008  RES0
                                               -----------FILED----------
          STATE OF MAINE                            01/11/2000


    PROOF OF RESOLUTION ALLOWING                 /s/ Julie L. Flynn
        USE OF SIMILAR NAME                    ---------------------------
                                                Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE
    Great Northern Recycling, Inc.
------------------------------------
   (Name of Corporation Allowing
           Similar Name)
                                                 -------------------------
                                                 Deputy Secretary of State

Pursuant to 13-A MRSA Section 301.1.B., the undersigned corporation executes and delivers for filing this proof of resolution:

FIRST: The above-named corporation by such resolution hereby grants the use of the following similar name

            Great Northern Recycling
          ----------------------------------------------------------------------
          to Pine Tree Waste, Inc.
            --------------------------------------------------------------------
                           (requestor of similar name)

SECOND:   ("X" one box only) The resolution was authorized by

             /X/ the board of directors  OR  / / the shareholders, there being no board of directors

THIRD: The address of the registered office of the corporation allowing similar name in the State of Maine is

          PO Box 219 40 Elm Street, Mechanic Falls, Maine 04256
          ----------------------------------------------------------------------
                       (street, city, state and zip code)

DATED November 1,1999                       *By
                                               ---------------------------------
                                                         (signature)

   MUST BE COMPLETED FOR VOTE                  Bernadette A. Bolduc, Clerk
        OF SHAREHOLDERS                        ---------------------------------
                                               (type or print name and capacity)

I certify that I have custody of the        *By  /s/ Bernadette A. Bolduc
minutes showing the above action by            ---------------------------------
the shareholders.                                        (signature)

                                               ---------------------------------
     /s/ Bernadette A. Bolduc                  (type or print name and capacity)
-------------------------------------
 (signature of secretary or asst
             secretary)

-------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 287-4195
FORM NO. MBCA-15 Rev.96

[LOGO]
                                        Filling Fee $105.00
        BUSINESS CORPORATION                File No. 19980957 D Pages 2
                                            Fee Paid $ 105
                                            DCN  2000191400010  ANME
                                            ---------FILED----------
           STATE OF MAINE                        01/11/2000


       STATEMENT OF INTENTION                      /s/ Julie L. Flynn
           TO DO BUSINESS                      ---------------------------
        UNDER AN ASSUMED NAME                   Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE
       PINE TREE WASTE, INC.,
-------------------------------------           -------------------------
        (Name of Corporation)                   Deputy Secretary of State

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation(incorporated under the laws of the State of Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of Great Northern Recycling
          ----------------------------------------------------------------------

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is

             One Monument Square, Portland, Maine 04101
          ----------------------------------------------------------------------
                       (street, city, state and zip code)

DATED: January 10,2000                    *By  /s/ Bruce A. Coggeshall
       -------------------------             -----------------------------------
                                                        (signature)

                                               Bruce A. Coggeshall, Clerk
                                             -----------------------------------
                                              (type or print name and capacity)

                                          *By:
                                             -----------------------------------
                                                        (signature)

                                             -----------------------------------
                                              (type or print name and capacity)

--------------------------------------------------------------------------------
* This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 287-4195
FORM NO. MBCA-5 Rev.96

                 DOMESTIC                  Filing Fee $20.00
            BUSINESS CORPORATION               File No. 19980957 D Pages 2
                                               Fee Paid $ 20
                                               DCN  2010601400014 CLRO
                                               ---------FILED---------
               STATE OF MAINE                       02/27/2001


       CHANGE OF CLERK ONLY OR CHANGE                 /s/ Julie L. Flynn
       OF CLERK AND REGISTERED OFFICE             ---------------------------
                                                   Deputy Secretary of State

                                          A True Copy When Attested By Signature
            Pine Tree Waste, Inc.
----------------------------------------       ---------------------------------
            (Name of Corporation)                  Deputy Secretary of State

Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The named and registered office of the clerk appearing on the record in the Secretary of State's office:

          Bruce Coggeshall
          ----------------------------------------------------------------------
                                     (name)

          One Monument Square, Portland, Maine 04101
          ----------------------------------------------------------------------
                       (street, city, state and zip code)

SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

                                Peter B. Webster
          ----------------------------------------------------------------------
                                       (name)

                   One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
           (physical location - street(not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                       (mailing address if different from above)

THIRD:    Upon a change in clerk this must be completed:

                  /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                  / /    Such change was authorized by the shareholders.

DATED 2-15-01                                  *By: /s/ Jerry S. Cifor
      ----------------                             -----------------------------
                                                           (Signature)

     MUST BE COMPLETED FOR VOTE                Jerry S. Cifor, Vice President.
         OF SHAREHOLDERS                       ---------------------------------
                                               (type or print name and capacity)
  I certify that I have custody of the
   minutes showing the above action by         *By: /s/ John W. Casella
             the shareholders                      -----------------------------
                                                           (signature)

                                               John W. Casella Secretary
  ------------------------------------         ---------------------------------
                                               (type or print name and capacity)

THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above named domestic business corporation.

CLERK                                          DATED 2/26/01
                                                    -----------------

/s/ Peter B. Webster                             Peter B. Webster
----------------------------------             ---------------------------
         (signature)                               (type or print name)

-------------------------------------------------------------------------------
* This document MUST be signed by (1) the NEW CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 287-4195
FORM NO. MBCA-3 Rev. 9/97

                                       Minimum Fee $80 (See Section 1401
                                       sub-Section 17)

             DOMESTIC                     File No. 19980957 D Pages 4
       BUSINESS CORPORATION               File No. 19860058 D
                                          Fee Paid $ 80
          STATE OF MAINE                  DCN  2011091500018  MERG
                                          --------FILED--------EFFECTIVE--------
        ARTICLES OF MERGER                    04/19/2001      04/19/2001

                                                     /s/ Julie L. Flynn
                                                ---------------------------
  Sawyer Environmental Services                  Deputy Secretary of State
--------------------------------------
         (A Maine Corporation)
                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                  INTO
                                                 -------------------------
  Pine Tree Waste, Inc.                          Deputy Secretary of State
--------------------------------------
         (A Maine Corporation)

Pursuant to 13-A MRSA Section 903, the board of directors of each participating corporation approve and the undersigned corporations, adopt the following Articles of Merger:

FIRST: The plan of merger is set forth in Exhibit A attached hereto and made a part hereof.

SECOND: As to each participating corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan, are as follows:

            Name of                      Number of Shares    Number of Shares      NUMBER          NUMBER
          Corporation                      Outstanding       Entitled to Vote     Voted for     Voted Against
          -----------                    ----------------    ----------------     ---------     -------------
          Sawyer Environmental Services        331                 331                331           -0-

          Pine Tree Waste, Inc.                100                 100                100           -0-

THIRD: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each class voted for and against the plan, are as follows:

              Name of         Designation      Number of Shares       NUMBER           NUMBER
            Corporation        of Class          Outstanding         Voted For      Voted Against
            -----------       -----------      ----------------      ---------      -------------

INCLUDE THE FOLLOWING PARAGRAPH IF THE MERGER WAS AUTHORIZED WITHOUT THE VOTE OF
    THE SHAREHOLDERS OF THE SURVIVING CORPORATION. OMIT IF NOT APPLICABLE.)

FOURTH: The plan of merger was adopted by the participating corporation which is to become the surviving corporation in the merger without any vote of its shareholders, pursuant to Section 902, subsection 5. The number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class to be issued or delivered pursuant to the plan of merger of the surviving corporation are set forth as follows:

                                            Number of Shares Outstanding          Number of Shares to Be Issued
           Designation                     Immediately Prior to Effective          Or Delivered Pursuant to the
            of Class                               Date of Merger                              Merger
           -----------                     ------------------------------         -----------------------------

FIFTH: The address of the registered office of the surviving corporation in the State of Maine is

          CT Corporation System, One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
                         (street, city, state and zip code)

          The address of the registered office of the merged corporation in the State of Maine is

          One Monument Square, Portland, Maine 04101
          ----------------------------------------------------------------------
                          (street, city, state and zip code)

SIXTH: Effective date of the merger (if other than date of filing of Articles) is_______________________________

            (NOT TO EXCEED 60 DAYS FROM DATE FILING OF THE ARTICLES)

DATED April 6,2001                          Pine Tree Waste Inc.
      ---------------------                 ------------------------------------
                                                  (surviving corporation)

                                            *By /s/ James W. Bohlig
                                               ---------------------------------
    MUST BE COMPLETED FOR VOTE                           (signature)
         OF SHAREHOLDERS
                                            James W. Bohlig, President
 I certify that I have custody of the       ------------------------------------
   minutes showing the above action by       (type or print name and capacity)
           the shareholders.

Pine Tree Waste, Inc                        *By /s/ John W. Casella
-----------------------------------            ---------------------------------
       (name of corporation)                             (signature)

   /s/ John W. Casella                      John W. Casella, Secretary
-----------------------------------         ------------------------------------
(Signature of clerk, secretary or            (type or print name and capacity)
           asst. secretary)


DATED April 6, 2001                         Sawyer Environmental Services
      -----------------------------         ------------------------------------
                                                  (merged corporation)

                                            *By /s/ James W. Bohlig
                                               ---------------------------------
    MUST BE COMPLETED FOR VOTE                           (signature)
         OF SHAREHOLDERS

 I certify that I have custody of the       James W. Bohlig, President
  minutes showing the above action by       ------------------------------------
            the shareholders.                (type or print name and capacity)

Sawyer Environmental Services               *By /s/ John W. Casella
-----------------------------------            ---------------------------------
    (name of corporation)                                (signature)

    /s/ John W. Casella                     John W. Casella, Secretary
---------------------------------           ------------------------------------
 (Signature of clerk secretary or asst.      (type or print name and capacity)
              secretary)
-------------------------------------------------------------------------------
* This document MUST be signed by
    (1) the CLERK OR
    (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. Sec., or a 2nd certifying officer OR
    (3) if no such officers, then a majority of the DIRECTORS OR
    (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUT STANDING SHARES OR
    (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 287-4195
FORM NO. MBCA-10 Rev. 7/2000

                                                                       EXHIBIT A

                            JOINT PLAN OF MERGER AND
                           AGREEMENT OF MERGER BETWEEN
                          SAWYER ENVIRONMENTAL SERVICES
                                       AND
                              PINE TREE WASTE, INC
                           WITH PINE TREE WASTE, INC.
                            AS SURVIVING CORPORATION

     WHEREAS, PINE TREE WASTE, INC., hereinafter called "Pine Tree" or the surviving corporation, is a Maine corporation, with its principal place of business at South Portland, Maine, is authorized to issue one hundred (100) shares of common stock having a par value of one cent ($.01), of which one hundred (100) shares are outstanding and are legally owned by Casella Waste Systems, Inc., a Delaware corporation with a principal place of business at 25 Greens Hill Lane, Rutland, Vermont 05701; and

     WHEREAS, SAWYER ENVIRONMENTAL SERVICES, hereinafter called "Sawyer", is a Maine corporation, with its principal place of business at Bangor, Maine, is authorized to issue ten thousand (10,000) shares having no par value, of which three hundred thirty-one (331) shares are outstanding and are legally owned by Casella Waste Systems, Inc., a Delaware corporation with a principal place of business at 25 Greens Hill Lane, Rutland, Vermont 05701; and

     WHEREAS, it is desirable for the benefit of both corporations and their shareholder that the properties, businesses, assets and liabilities of the two corporations be combined into one surviving corporation, which shall be Pine Tree.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the corporations hereto, in accordance with the applicable provisions of the laws of the State of Maine (13-A.M.R.S.A. 903) and by the written consent of their respective shareholders, do hereby agree as follows:

     1. Sawyer shall merge with and into Pine Tree and Pine Tree does hereby merge Sawyer with and into itself. On and after the effective date of this contemplated merger:

          (a) Pine Tree shall be the surviving corporation and shall continue to exist as a domestic corporation under the laws of the State of Maine, with all of the rights and obligations of such surviving domestic corporation as provided by the Maine Business Corporation Law.

          (b) Sawyer, pursuant to the Maine Business Corporation Law, shall cease to exist (except as otherwise provided for specific purposes in such law) and its property shall become the property of Pine Tree as the surviving corporation.

     2. The Articles of Incorporation and the Bylaws of Pine Tree shall continue as the Articles of Incorporation and Bylaws of the surviving corporation.

     3. The Directors of Pine Tree effective as of the filing of this Agreement shall be:

                         John W. Casella
                         Douglas R. Casella
                         James W. Bohlig
                         James M. Hiltner

     4. All authorized and outstanding shares of Sawyer, such shares being owned in their entirety by Casella Waste Systems, Inc., and all rights in respect thereof, shall be canceled forthwith on the effective date of the merger, and the certificates representing such shares shall be surrendered and canceled.

     5. This Plan and Agreement of Merger shall be submitted to the Directors of Sawyer for approval as required by the laws of the State of Maine. If and when such required approval is obtained, the proper officers of each corporation shall and are hereby authorized and directed to perform all such further acts and execute and deliver to the proper authorities for filing all documents, as the same may be necessary or proper to render effective the merger contemplated by this Plan and Agreement.

     6. Notwithstanding any of the provisions of this Plan and Agreement, the Directors of Sawyer and Pine Tree at any time prior to the effective date of the merger herein contemplated, and for any reason each Board may deem sufficient and proper in their own discretion, shall have the power and authority to abandon and refrain from making effective the contemplated merger as set forth herein; in which case this Plan and Agreement shall thereby be canceled and become null and void.

     7. This Plan and Agreement of Merger shall be effective on the date the Articles of Merger are prepared and filed with the office of the Secretary of State pursuant to the provisions of Section 905 of Title 13-A M.R.S.A., whichever shall occur later.

     IN WITNESS WHEREOF, Sawyer and Pine Tree have caused this Agreement to be executed in their corporate names by their respective corporate officers, hereunto duly authorized, this 5th day of April, 2001.

WITNESS:                                     SAWYER ENVIRONMENTAL SERVICES

/s/ [ILLEGIBLE]                         By:  /s/ James W. Bohlig
-------------------------                    -----------------------------------
                                             James W. Bohlig, President and Duly
                                             Authorized Agent

WITNESS:                                     PINE TREE WASTE, INC.

/s/ [ILLEGIBLE]                         By:  /s/ James W. Bohlig
-------------------------                    -----------------------------------
                                             James W. Bohlig, President and Duly
                                             Authorized Agent

                                             Filing fee $105.00
     BUSINESS CORPORATION                            File no. 19980957 D Pages 2
                                                     Fee paid $ 105
                                                     DCN      2012601500034 ANME
                                                     ------FILED----------------
        STATE OF MAINE                                 09/11/2001


    STATEMENT OF INTENTION                          /s/ Julie L. Flynn
        TO DO BUSINESS                           -------------------------
    UNDER AN ASSUMED NAME                        Deputy Secretary of State

                                          A True Copy When Attested by Signature

     Pine Tree Waste, Inc.
---------------------------------                -------------------------
     (Name of Corporation)                       Deputy Secretary of State


Pursuant to 13-A MRSA Section 307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of ____________________________, and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The Corporation intends to transact business under the assumed name of Ellsworth Disposal


                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is Peter Webster One Portland Square, Portland, ME 04101
                                    --------------------------------------------
                                     (street, city, state and zip code)

DATED 9-7-01                            *By /s/ John W. Casella
                                            ------------------------------------
                                                      (signature)

                                            John W. Casella, Vice President
                                            ------------------------------------
                                          (type or print name and capacity)

                                        *By /s/ Richard A. Norris
                                            ------------------------------------
                                                      (signature)

                                            Richard A. Norris, Treasurer
                                            ------------------------------------
                                             (type or print name and capacity)


-------------------------------------------------------------------------------
* If this is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
* If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 624-7740
FORM NO. MBCA-5 Rev. 4/16/2001

                                             Filing Fee $105.00
                                                     File no. 19980957 D Pages 2
     BUSINESS CORPORATION                            Fee paid $ 105
                                                     DCN      2012601500035 ANME
                                                     ------FILED----------------
        STATE OF MAINE                                 09/11/2001


    STATEMENT OF INTENTION                       /s/  Julie L. Flynn
        TO DO BUSINESS                           -------------------------
    UNDER AN ASSUMED NAME                        Deputy Secretary of State

                                          A True Copy When Attested By Signature

     Pine Tree Waste, Inc.
---------------------------------                -------------------------
     (Name of Corporation)                       Deputy Secretary of State


Pursuant to 13-A MRSA Section 307, the undersigned, corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of ____________________________, and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of Enviropac

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is Peter Webster
          One Portland Square, Portland, ME 04101
          ----------------------------------------------------------------------
                           (street, city, state and zip code)

DATED 9-7-01                            *By /s/ John W. Casella
                                            ------------------------------------
                                                     (signature)

                                            John W. Casella, Vice President
                                            ------------------------------------
                                            (type or print name and capacity)

                                        *By /s/ Richard A. Norris
                                            ------------------------------------
                                                     (signature)

                                            Richard A. Norris, Treasurer
                                            ------------------------------------
                                             (type or print name and capacity)


--------------------------------------------------------------------------------
* If this is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUT STANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
* If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 624-7740
FORM NO. MBCA-5 Rev. 4/16/2001

                                             Filing Fee $105.00
                                                     File no. 19980957 D Pages 2
    BUSINESS CORPORATION                             Fee paid $ 105
                                                     DCN      201260150036 ANME
                                                     ------FILED----------------
        STATE OF MAINE                                 09/11/2001


    STATEMENT OF INTENTION                          /s/ Julie L. Flynn
        TO DO BUSINESS                           -------------------------
    UNDER AN ASSUMED NAME                        Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

     Pine Tree Waste, Inc.
---------------------------------                -------------------------
     (Name of Corporation)                       Deputy Secretary of State


Pursuant to 13-A MRSA Section 307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of ____________________________, and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The Corporation intends to transact business under the assumed name of Pine Tree Disposal

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is Peter Webster
          One Portland Square, Portland, ME 04101
          ----------------------------------------------------------------------
                           (street, city, state and zip code)

DATED 9-7-01                            *By /s/ John W. Casella
                                            ------------------------------------
                                                      (signature)

                                            John W. Casella, Vice President
                                            ------------------------------------
                                             (type or print name and capacity)

                                        *By /s/ Richard A. Norris
                                            ------------------------------------
                                                      (signature)

                                            Richard A. Norris, Treasurer
                                            ------------------------------------
                                             (type or print name and capacity)


* If this is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
* If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 624-7740
FORM NO. MBCA-5 Rev. 4/16/2001

                                             Filing Fee $105.00
                                                     File no. 19980957 D Pages 2
     BUSINESS CORPORATION                            Fee paid $ 105
                                                     DCN      2012601500037 ANME
                                                     ------FILED----------------
        STATE OF MAINE                                 09/11/2001


    STATEMENT OF INTENTION                           /s/ Julie L. Flynn
        TO DO BUSINESS                           -------------------------
    UNDER AN ASSUMED NAME                        Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

     Pine Tree Waste, Inc.
---------------------------------                -------------------------
     (Name of Corporation)                       Deputy Secretary of State


Pursuant to 13-A MRSA Section 307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of ____________________________, and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The Corporation intends to transact business under the assumed name of Truck-A-Way

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is Peter Webster
          One Portland Square, Portland, ME 04101
          ----------------------------------------------------------------------
                           (street, city, state and zip code)

DATED 9-7-01                            *By /s/ John W. Casella
                                            ------------------------------------
                                                      (signature)

                                            John W. Casella, Vice President
                                            ------------------------------------
                                             (type or print name and capacity)

                                        *By /s/ Richard A. Norris
                                            ------------------------------------
                                                      (signature)

                                            Richard A. Norris, Treasurer
                                            ------------------------------------
                                             (type or print name and capacity)


-------------------------------------------------------------------------------
* If this is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
* If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                TEL. (207) 624-7740
FORM NO. MBCA-5 Rev. 4/16/2001